SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                      FRONTIER ADJUSTERS OF AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              [Frontier Letterhead]

                                November 22, 2000

Dear Shareholder:

     You are cordially invited to attend the annual meeting of Shareholders (the "Annual Meeting") of Frontier Adjusters of America, Inc. ("Frontier") to be held at 10:00 a.m., on Thursday, December 14, 2000 at Frontier's executive offices, located at 45 East Monterey Way, Phoenix, Arizona 85012.

     At the Annual Meeting you will be asked to consider and vote upon the following Proposals:

     1.   To elect nine directors.

     2. To approve the amendment to Frontier's Articles of Incorporation to conform the current limitations of liability of Frontier's directors with the revised Arizona Business Corporation Act.

     3. To approve the amendment to Frontier's Articles of Incorporation to conform the current indemnification provisions with the revised Arizona Business Corporation Act.

     4. To approve the amendment to Frontier's Articles of Incorporation to conform the provisions regarding directors' conflicts of interest to the revised Arizona Business Corporation Act.

     5. To approve the amendment to Frontier's Articles of Incorporation to update the description of the purpose for which Frontier is organized and the character of business that Frontier conducts.

     6. To approve the amendment to Frontier's Articles of Incorporation to update the provisions of Article 4 regarding serial preferred stock.

     7. To approve the amendment to Frontier's Articles of Incorporation to maintain certain corporate records at the known place of business of Frontier.

     8. To approve amending and restating the Articles of Incorporation in the form of the Amended and First Restated Articles of Incorporation of Frontier (the "Amended and Restated Articles"), to incorporate proposals two through seven, and to reflect certain other technical changes.

     9. To ratify the appointment of McGladrey & Pullen, LLP as the auditors of Frontier for the fiscal year ending June 30, 2001.

     10. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     After careful consideration, your Board of Directors has unanimously approved the election of the nominees for director, each amendment to the Articles of Incorporation, the Amended and Restated Articles and the appointment of McGladrey & Pullen, LLP as auditors, and has concluded that each is in the best interests of Frontier and its shareholders. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FRONTIER'S SHAREHOLDERS VOTE TO ELECT THE NOMINEES FOR DIRECTORS, APPROVE EACH OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION, APPROVE THE AMENDED AND RESTATED ARTICLES AND RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN, LLP.

     Approval of each of the Proposals requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting provided that there is a quorum present, however, Arizona law requires cumulative voting in election for directors. This means that each shareholder may cast that number of votes that is equal to the number of shares held of record, multiplied by the number of directors to be elected. This amount of shares may be cast for one candidate or distributed among the candidates. A quorum consists of over 50% of the shares of Common Stock issued and outstanding on the Record Date. United Financial Adjusting Company ("UFAC") holds approximately 59% of the aggregate number of votes that may be cast by the holders of Frontier Common Stock, which votes are sufficient to approve each of the Proposals, except for the election of all of the director candidates, where cumulative voting for directors is required. UFAC has informed Frontier that it intends to vote its shares in favor of approving each of the Proposals and for electing each of the nominees for director. Although UFAC has enough votes to approve each of the Proposals, your vote is important to us and allows you to communicate your opinion to management.

     In the materials accompanying this letter, you will find a Notice of Annual Meeting of Shareholders, a Proxy Statement relating to the actions to be taken by Frontier's shareholders at the Annual Meeting, and a proxy (printed on blue paper). To ensure your representation at the Annual Meeting, please complete, sign, and date the enclosed proxy and return it in the envelope provided. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously turned in your proxy.

     Thank you for your continued support.

                                        Sincerely,

                                        Peter I. Cavallaro
                                        Secretary

                       FRONTIER ADJUSTERS OF AMERICA, INC.

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 14, 2000
--------------------------------------------------------------------------------

     The Annual Meeting of Shareholders of Frontier Adjusters of America, Inc., an Arizona corporation ("Frontier"), will be held on Thursday, December 14, 2000, at 10:00 a.m. (Phoenix, Arizona time) at Frontier's executive offices located at 45 East Monterey Way, Phoenix, Arizona 85012, for the following purposes:

     1.   To elect nine directors.

     2. To approve the amendment to Frontier's Articles of Incorporation to conform the current limitations of liability of Frontier's directors with the revised Arizona Business Corporation Act.

     3. To approve the amendment to Frontier's Articles of Incorporation to conform the current indemnification provisions with the revised Arizona Business Corporation Act.

     4. To approve the amendment to Frontier's Articles of Incorporation to conform the provisions regarding directors' conflicts of interest to the revised Arizona Business Corporation Act.

     5. To approve the amendment to Frontier's Articles of Incorporation to update the description of the purpose for which Frontier is organized and the character of business that Frontier conducts.

     6. To approve the amendment to Frontier's Articles of Incorporation to update the provisions of Article 4 regarding serial preferred stock.

     7. To approve the amendment to Frontier's Articles of Incorporation to maintain certain corporate records at the known place of business of Frontier.

     8. To approve amending and restating the Articles of Incorporation in the form of the Amended and First Restated Articles of Incorporation of Frontier (the "Amended and Restated Articles"), to incorporate proposals two through seven, and to reflect certain other technical changes.

     9. To ratify the appointment of McGladrey & Pullen, LLP as the auditors of Frontier for the fiscal year ending June 30, 2001.

     10. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on October 20, 2000 are entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she previously has returned a proxy.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IT IS YOUR MEANS OF COMMUNICATING WITH MANAGEMENT. SHAREHOLDERS WHO DO NOT EXPECT TO

BE PRESENT AT THE ANNUAL MEETING ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                        By Order of the Board of Directors,


Phoenix, Arizona                        Peter I. Cavallaro
November 22, 2000                       Secretary

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                              45 EAST MONTEREY WAY
                             PHOENIX, ARIZONA 85012

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                                 PROXY STATEMENT
--------------------------------------------------------------------------------

Shareholders are urged to read this Proxy Statement in its entirety. Certain capitalized terms used in this Summary are defined elsewhere in this Proxy Statement.

GENERAL

The enclosed proxy is solicited on behalf of Frontier by Frontier's board of directors (the "Board" or "Board of Directors") for use at Frontier's Annual Meeting of Shareholders to be held on Thursday, December 14, 2000 at 10:00 a.m. (Phoenix, Arizona time) (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Frontier's executive offices located at 45 East Monterey Way, Phoenix, Arizona 85012.

These proxy solicitation materials were first mailed on or about November 22, 2000 to all shareholders entitled to vote at the Annual Meeting.

The mailing address of Frontier's principal executive office is 45 East Monterey Way, Phoenix, Arizona 85012. Frontier's telephone number is (602) 264-1061.

RECORD DATE

The Board of Directors has fixed the close of business on October 20, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

REVOCABILITY OF PROXIES

Any person giving a proxy may revoke the proxy at any time before its use by delivering to Frontier written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

VOTING SECURITIES AND VOTING RIGHTS

On the Record Date, Frontier had outstanding 8,957,660 shares of Common Stock, par value $.01 per share (the "Common Stock or "Frontier Common Stock"). Each holder of Common Stock voting at the Annual Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted upon at the Annual Meeting.

The presence, in person or by proxy, at the Annual Meeting of shareholders entitled to cast a majority of all votes entitled to be cast at such meeting, shall constitute a quorum. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Frontier present in person or represented by proxy at the Annual Meeting is required (i) for the election of directors, (ii) to approve each amendment to the Articles of Incorporation, (iii) to approve the Amended and Restated Articles of Incorporation, (iv) for the ratification of McGladrey & Pullen, LLP, as the independent auditors of Frontier for the fiscal year ending June 30, 2001 and (v) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Arizona law requires cumulative voting in elections for directors, which means that each shareholder may cast that number of votes that is equal to the number of shares held of record, multiplied by the number of directors to be elected.

Each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. On the enclosed proxy, if no direction is given, all votes for directors will be allocated evenly among the nominees voted "for."

UNITED FINANCIAL ADJUSTING COMPANY ("UFAC") HOLDS APPROXIMATELY 59% OF FRONTIER'S OUTSTANDING SHARES OF COMMON STOCK. THE FRONTIER SHARES OWNED BY UFAC ARE SUFFICIENT TO ASSURE PASSAGE OF ALL OF THE PROPOSALS OTHER THAN THE ELECTION OF DIRECTORS. UFAC HAS INFORMED FRONTIER THAT IT WILL VOTE ITS SHARES IN FAVOR OF ALL OF THE PROPOSALS AND FOR ELECTING EACH OF THE NOMINEES FOR DIRECTOR. FOR THIS REASON, YOUR VOTE WILL NOT AFFECT THE PASSAGE OF THE PROPOSALS OTHER THAN THE ELECTION OF DIRECTORS. HOWEVER, WE ENCOURAGE YOU TO VOTE. WE BELIEVE THAT YOUR VOTE IS IMPORTANT AS IT ALLOWS YOU THE OPPORTUNITY TO EXPRESS AGREEMENT OR DISAGREEMENT WITH OUR ACTIONS.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Thus, an abstention will have the same effect as a vote against a Proposal or nominee. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

A proxy form has been included with this proxy statement. In order to vote by proxy, you should complete the proxy form, sign it and return it to us in the self-addressed envelope we have provided. When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. Unless otherwise instructed, shares represented by proxy will be voted "for" each of the Proposals. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with their best judgment on such matter.

SOLICITATION

The cost of this solicitation will be borne by Frontier. In addition, Frontier may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of Frontier's directors and officers, personally or by telephone or telegram, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

Our 2000 Annual Report to Shareholders and our Quarterly Report on Form 10-Q for the period ended September 30, 2000 were mailed to you with this Proxy Statement, but are not incorporated into this Proxy Statement and are not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934. The information contained under "Audit Committee," in the "Report of the Compensation Committee" and under "Company Performance" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

WE WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH SHAREHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2000 AS FILED WITH THE SEC. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR COMPANY'S SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

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                                  PROPOSAL ONE

                           PROPOSAL TO ELECT DIRECTORS

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NOMINEES

A Board of nine directors is to be elected at the Annual Meeting. The nominees for directors are Charles E. Becker, Eric J. Carlstrom, Peter I. Cavallaro, John
M. Davies, Mark A. Freeman, Jeffrey R. Harcourt, Jeffrey C. Jordan, Anthony J. Puglisi and Kenneth A. Sexton. In the absence of direction by shareholders executing proxies, the persons named in the enclosed proxy will vote FOR the nominees named herein. In the event that any nominee of Frontier is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as director.

INFORMATION CONCERNING NOMINEES FOR DIRECTORS

The  following  table  sets  forth  certain  information   regarding  Frontier's
directors, nominees for director and executive officers:

Name                  Age      Position(s) with Frontier                        Director Since
----                  ---      -------------------------                        --------------
Charles E. Becker      32      Director                                             Nominee
Eric J. Carlstrom      41      Director                                             Nominee
Peter I. Cavallaro     39      Director, Secretary and General Counsel              Nominee
John M. Davies         43      Director, Chairman of the Board, Chief                1999
                               Executive Officer and President
Mark A. Freeman        56      Director                                             Nominee
Jeffrey R. Harcourt    39      Director, Chief Financial Officer and Treasurer       1999
Jeffrey C. Jordan      44      Director and Vice President                           1999
Anthony J. Puglisi     51      Director                                             Nominee
Kenneth A. Sexton      46      Director                                              2000

CHARLES E. BECKER has served as Vice President of Duck Pond Corp. since December 1997 and as Secretary and Treasurer of WLNY-TV Inc. since January 2000. From December 30, 1997 through January 2000, Mr. Becker served as Tax Director of NationsBanc Auto Leasing, Inc. From March 1991 to June 1994, Mr. Becker was an accountant with the firm of BDO Seidman. Mr. Becker holds an B.S. degree from the State University of New York at Binghamton. Mr. Becker is a certified public accountant.

ERIC J. CARLSTROM has served as Senior Vice President of AON Risk Services, Inc. since 1997. Prior thereto, Mr. Carlstrom served as Senior Vice President at Alexander & Alexander, an insurance brokerage firm, from 1994 to 1997. Mr. Carlstrom holds a B.A. degree from Hofstra University.

PETER I. CAVALLARO joined UFAC as Secretary and General Counsel in November 1999. Mr. Cavallaro joined Netrex LLC, a newly-organized financial services and technology company, in November 1999. Mr. Cavallaro was appointed Frontier's Secretary in January 2000. From May 1990 to March 1999, Mr. Cavallaro was employed by NationsBanc Auto Leasing, Inc. (formerly named Oxford Resources Corp.), most recently serving as Senior Vice President and General Counsel. From June 1999 to November 1999, Mr. Cavallaro was a Partner at the New York law firm of Rivkin, Radler & Kremer LLP. Mr. Cavallaro continues as Of Counsel to that law firm. Mr. Cavallaro holds a J.D. degree from St. John's University School of Law, and a B.A. degree from St. John's University.

JOHN M. DAVIES was appointed sole director of UFAC in November 1999. Mr. Davies has been associated with Frontier as a director since April 1999, Chairman of the Board since January 2000 and Chief Executive Officer and President since November 22000. Since June 1999, Mr. Davies has also served as President of Netrex LLC, a newly organized financial services and technology company. From September 1989 through June 1999, Mr. Davies was employed by The Progressive
Corporation, most recently as Division President of Progressive's Diversified Business Group. Mr. Davies has an M.B.A. from the University of Pittsburgh and has earned numerous professional designations, including being a certified public accountant, a Chartered Property and Casualty Underwriter and a Chartered Life Underwriter.

MARK A. FREEMAN is a private investor. Mr. Freeman served as Senior Vice President of NationsBanc Auto Leasing, Inc. and its predecessor, Oxford Resources Corp., from 1974 to 1998. Mr. Freeman holds a B.B.A. degree from City College of New York, Bernard M. Baruch School of Business Administration. Mr. Freeman is a certified public accountant.

JEFFREY R. HARCOURT was appointed Treasurer of UFAC in November 1999. Mr. Harcourt has served as Chief Financial Officer of Frontier since August 1999, as a director of Frontier since April 1999 and as Treasurer of Frontier since January 2000. From October 1990 through November 1999, Mr. Harcourt was employed by The Progressive Corporation, most recently as Controller of the Diversified Business Group. Mr. Harcourt currently also serves as the Chief Financial Officer of Netrex Holdings, LLC, the parent company of UFAC. Mr. Harcourt holds a B.S. degree from Miami University and has earned numerous designations, including being a certified public accountant, a Chartered Property and Casualty Underwriter, a Certified Internal Auditor and a Certified Information Systems Auditor.

JEFFREY C. JORDAN has been Vice President and director of Frontier since April 1999. From September 1984 through November 1999 Mr. Jordan was employed by The Progressive Corporation in numerous capacities, most recently as a division claims manager. Mr. Jordan earned a B.A. degree from Rutgers University and a J.D. degree from UCLA.

ANTHONY J. PUGLISI has been President of Zoomcar Wholesale, Inc. since October 2000. From April 1993 to March 2000, Mr. Puglisi served as Executive Vice President of Olston Corporation. Mr. Puglisi holds a B.B.A. degree from City College of New York, Bernard M. Baruch School of Business Administration. Mr. Puglisi is a certified public accountant.

KENNETH A. SEXTON was appointed as a director of Frontier in January 2000. Mr. Sexton currently serves as Senior Vice President of Finance and Administration and Chief Financial Officer of Merant, a worldwide technology and software company. Mr. Sexton has served in various positions with Merant and its related companies since 1991. Mr. Sexton holds a B.S. degree in business from Ohio State University and is a certified public accountant.

Frontier's Board of Directors met five times in fiscal year 2000, and all members attended 75% or more of the meetings of the Board and committees he or she serves on.

AUDIT COMMITTEE

The Audit  Committee  of the Board  for the  fiscal  year  ended  June 30,  2000 consisted of Louis T. Mastos, Jean E. Ryberg, and Kenneth A. Sexton, non-employee directors of Frontier. The Audit Committee reviews annual financial statements, any significant accounting issues, and the scope and results of the audit performed by Frontier's independent auditors, and discusses with the auditors any other audit related matters that may arise during the year. In May 2000, the Board adopted a written charter for the Audit Committee. A copy is attached as Annex B. Under AMEX rules, Messrs. Mastos and Sexton are independent directors. Ms. Ryberg is not considered independent because she was employed by Frontier within the last four years. The Board appointed Ms. Ryberg to the Audit Committee to help represent a consistent approach to accounting and financial control issues during the past fiscal year in which Frontier underwent a change in management.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Frontier's Board of Directors serves as Frontier's Compensation Committee. No member of the current Board had any contractual or other relationships with Frontier during the last completed fiscal year, other than their serving as directors.

EXECUTIVE COMPENSATION

Frontier receives its management services under a service agreement with UFAC (the "Agreement"). Under the Agreement, Frontier pays a monthly fee of $25,000 per month ($300,000 per year) for marketing, managerial, technological, human resources support, financial and reporting support, the full-time services of Jeffrey C. Jordan, and other services and resources. See "Proposal One - Certain Transactions."

The following table sets forth certain information concerning compensation during the years ended June 30, 2000, 1999 and 1998 to the chief executive officer and each other executive officer whose aggregate compensation exceeded $100,000 (the "Named Executives").

                         SUMMARY COMPENSATION TABLE (1)

                                         ANNUAL COMPENSATION
                                        -----------------------    ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR    SALARY($)(2)   BONUS($)  COMPENSATION($)
---------------------------     ----    ------------   --------  ---------------
Troy M. Huth, Director, CEO      2000        (3)        (3)           (3)
and President                    1999
                                 1998

----------
(1) Columns representing other annual compensation and long-term compensation were not included as no such compensation was granted.
(2) No perquisites were received by any person named above greater than the lesser of $50,000 or 10% of salary plus bonus.
(3) Mr. Huth's services and the services of other executive officers of Frontier are provided to Frontier by UFAC under the Agreement.

No additional sums are paid or payable to UFAC for bonuses, other annual compensation, long-term compensation or any other form of compensation for management services. Frontier has no employment agreements with any of its management personnel and no other arrangements that would result in payment upon resignation, retirement or any other termination of employment with Frontier or from a change-in-control of Frontier, or any of its subsidiaries, or a change in the executive's responsibilities following a change-in-control.

OPTION/SAR GRANTS, EXERCISES AND HOLDINGS

Frontier did not grant any stock options during fiscal 2000 nor were there any options outstanding as of June 30, 2000 for any of the Named Executives.

DIRECTORS' COMPENSATION

Each director, including employees of Frontier, but excluding employees of UFAC or Netrex Holdings L.L.C., is paid $1,000 per Board meeting attended ($750 per meeting prior to March 1, 2000). During fiscal 2000, each such director, except for Kenneth A. Sexton, received $2,750 for attendance at Board meetings. Mr. Sexton received $2,000 for attendance at Board meetings.

REPORT OF THE COMPENSATION COMMITTEE

For the fiscal year ended June 30, 2000, the Compensation Committee was comprised of the entire Board. The Board, acting as the Compensation Committee, establishes policies relating to the compensation of employees. The following is a report submitted by the Board members in their capacity as the Compensation Committee, addressing Frontier's compensation policy as it relates to the named executive officers for fiscal 2000.

COMPENSATION POLICY

The goal of Frontier's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, Frontier has implemented a gainsharing program for all employees during fiscal 2000. The program is designed to reward employees, including executive employees, for exceptional growth and return on revenue. Disbursements under the program are made at the discretion of the Board, if targets set by the Board are met. Annual cash compensation, together with equity-based, incentive compensation is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of Frontier. All executive officers and management are eligible to participate in Frontier's 1996 Stock Option Plan.

FISCAL 2000 COMPENSATION

Frontier's fiscal 2000 executive compensation plan consisted of (i) a base salary and (ii) gainsharing based upon Frontier's revenue targets. No stock options were granted by the Board during fiscal 2000.

The Board believes that linking executive compensation to corporate performance (i.e., revenue targets and pre-tax profitability targets) provides incentive to the executive to enhance corporate performance and the shareholders' interests. It was with this in mind that the gainsharing portion of executive compensation was revised to the current arrangement with Frontier's named executives.

COMPANY PERFORMANCE

The following graph reflects a five-year comparison of cumulative total returns for the Common Stock, the American Stock Exchange ("AMEX") Market Value Index, and Frontier's Peer Group of Stocks based on the four digit SIC Code Index. The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each of the periods and indexes is based on the stock price or composite index at the end of fiscal 1995. The graph compares the performance of Frontier with AMEX and Peer Group Indexes with the investment weighted based upon market capitalization.

                      6/30/95   6/30/96   6/30/97   6/30/98   6/30/99   6/30/00
                      -------   -------   -------   -------   -------   -------
Frontier Adjusters    100.00    117.17    109.97    134.92    191.41    225.86
Industry              100.00    117.41    161.21    211.28    223.60    271.41
AMEX Market Index     100.00    114.50    121.78    140.79    138.50    159.25

CERTAIN TRANSACTIONS

Old Frontier Investment, Inc. of Arizona, of which William J. Rocke and Garnet Rocke, his wife, own 51% of the issued and outstanding stock and James S. Rocke, their son, owns the remaining 49%, has entered into a license agreement with Frontier pursuant to which it operates, under standard terms and conditions, an insurance adjusting and risk management business located in Scottsdale, Arizona, and is paid a 5% royalty on gross revenue derived from services provided by certain other licensees in other Arizona cities and towns. Frontier paid Old Frontier Investment, Inc. $14,448 during fiscal year 2000 in connection with such 5% royalty agreement.

George M. Hill, a shareholder and a former Vice President and Director of Frontier, acts as outside counsel to Frontier. During the fiscal year ended June 30, 2000, Frontier paid Mr. Hill's law firm $42,774 for services rendered and disbursements. Such fees will continue to accrue, pursuant to a retainer agreement, at the rate of $3,000 per month effective June 1, 1999.

In April 1999, Frontier entered into the Agreement with UFAC whereby Frontier pays a $25,000 monthly fee for marketing, managerial, technological, human resource support, financial and reporting support, the full-time services of Jeffrey C. Jordan, and other services and resources. As of June 30, 2000, Frontier had incurred $300,000 in service fees related to this agreement, as well as an additional $60,741 for services performed outside of the agreement, for an aggregate of $360,741.

Frontier believes that the cost to Frontier for all of the foregoing was and is competitive with charges for similar services and facilities available from third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Based solely upon a review of copies of such forms received by Frontier during fiscal year ended June 30, 2000, and written representations that no such reports were required, Frontier believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Common Stock complied with Section 16(a) filing requirements during such fiscal year.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

As of the close of business on the Record Date, there were 8,957,660 shares of Common Stock outstanding. The following table sets forth information regarding the beneficial ownership of shares of the Common Stock outstanding as of November 15, 2000 by (i) each person or group known to Frontier who owns or who will own more than 5% of the outstanding shares of Common Stock, (ii) each of the directors, nominees for director, and the executive officers of Frontier and
(iii) by all directors and executive officers of Frontier as a group. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person has sole voting and investment power. The number of shares represents the number of shares of Common Stock the person holds, including shares that may be issued upon the exercise of options that are exercisable as of January 15, 2001. Information presented in the table and related notes has been obtained from the beneficial owner and/or from reports filed by the beneficial owner with the Securities and Exchange Commission pursuant to Section 13 of the Exchange Act.

                                                  Shares Beneficially
                                              Owned on November 15, 2000
                                      -----------------------------------------
                                        Amount and Nature of         Percent
Name of Beneficial Owner              Beneficial Ownership (1)     of Class (2)
------------------------              ------------------------     ------------
OFFICERS AND DIRECTORS
Charles E. Becker (5)                            --                     *
Eric J. Carlstrom (5)                            --                     *
Peter I. Cavallaro (5)                           --                     *
John M. Davies (5)(6)                           500                     *
Mark A. Freeman (5)                              --                     *
Jeffrey R. Harcourt (4)                          --                     *
Troy M. Huth (4)                                 --                     *
Jeffrey C. Jordan (3)                            --                     *
Louis T. Mastos and Eva B.
  Mastos, his wife (3)(7)                   207,103                   2.31%
Laurel A. Park (3)                               --                     *
Anthony J. Puglisi (5)                           --                     *
William J. Rocke and Garnet Rocke,
  his wife (3)(8)                           415,332                   4.64%
Jean E. Ryberg (3)(9)                        97,960                   1.09%
Kenneth A. Sexton (3)                            --                     *
William A. White (4)                             --                     *
All officers and directors as a
  group (eleven persons) (10)               720,895                   8.05%

FIVE PERCENT SHAREHOLDERS
United Financial Adjusting Company
  (4)(11)                                 5,258,513                  58.70%

----------
*    Less than 1%
(1) Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control or power of disposition. Also includes shares of Common Stock that the identified person had the right to acquire within 60 days after November 15, 2000 by the exercise of stock options.

(2) The percentages shown include the shares of Common Stock that the person had the right to acquire within 60 days after November 15, 2000. In calculating the percentage of ownership, all shares of Common Stock that the identified person had the right to acquire within 60 days after November 15, 2000 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other shareholders.

(3) Each of such persons may be reached through Frontier at 45 East Monterey Way, Phoenix, Arizona 85012.

(4)  May be reached at 31500 Solon Road, Solon, Ohio 44139.

(5) May be reached at 270 South Service Road, Suite 45, Melville, New York 11747-2339.

(6) Does not include 5,258,513 shares owned by UFAC to which Mr. Davies disclaims any beneficial interest for purposes of Section 13(d) or (g) of the Securities Exchange Act of 1934, as amended.

(7) Includes 183,180 shares held in a trust under an agreement dated February 10, 1981, in which Mr. and Mrs. Mastos hold equal beneficial interests, and 23,523 shares which are held by Louis T. Mastos in an Individual Retirement Account.

(8) Includes 290,000 shares held by Old Frontier Investment, Inc. of Arizona, of which William J. Rocke and Garnet Rocke hold 51% of the outstanding stock.

(9) Excludes 28,000 shares held by Mrs. Ryberg's sons and grandchildren, in which she disclaims any beneficial interest.

(10) Excludes all duplication of shared holdings required to be reported by more than one officer or director.

(11) Includes 5,258,513 shares owned by UFAC. These shares were purchased directly from Frontier in April 1999. As a result there was a change in control of Frontier. UFAC was a wholly-owned subsidiary of The Progressive Corporation. Pursuant to a Contribution Agreement dated October 1, 1999, The Progressive Corporation contributed all of its shares of UFAC to Netrex Holdings L.L.C. in exchange for 51.3% of the outstanding units of Netrex Holdings, L.L.C. As a result, there was a change in control of UFAC and, therefore, an indirect change in control of Frontier. UFAC is now a wholly owned subsidiary of Netrex Holdings, L.L.C. As of the date of this Proxy Statement, Netrex Holdings, L.L.C., is owned 51.4% by The Progressive Corporation and 48.6% by NCG which is wholly-owned by Netrex LLC. The Progressive Corporation is a large publicly-traded corporation. According to certain insurance regulatory filings dated March 30, 2000 of The Progressive Corporation, Peter B. Lewis, President and Chief Executive Officer of The Progressive Corporation, owns approximately 13.1% of the outstanding common stock of that company. Netrex LLC is a limited liability company, the manager of which is Duck Pond Corp., which is a privately-held corporation having voting control and investment power of Netrex LLC. Each of Michael C. Pascucci, Christopher S. Pascucci and Ralph P. Pascucci owns one-third of the outstanding stock of and each is a director of (together constituting all of the directors of) Duck Pond Corp. The Progressive
     Corporation, NCG, Netrex LLC, Netrex Holdings, L.L.C., Duck Pond Corp., Peter B. Lewis, Michael C. Pascucci, Christopher S. Pascucci and Ralph P. Pascucci each disclaims that it is the beneficial owner of Frontier's shares owned by UFAC for purposes of Section 13(d) or (g) of the Securities Exchange Act of 1934, as amended.

To the best knowledge of Frontier, no person or groups of persons, other than officers, directors and UFAC beneficially own more than five percent of the Common Stock (based upon present records of the transfer agent).

--------------------------------------------------------------------------------
                           PROPOSALS TWO THROUGH EIGHT
--------------------------------------------------------------------------------

BACKGROUND

Frontier became an Arizona corporation in 1983, when its Articles of Incorporation ("Articles") were filed with the Arizona Corporation Commission on October 7, 1983. On October 20, 1986, Frontier amended its Articles of Incorporation to change its corporate name to Frontier Adjusters of America, Inc. On November 12, 1987, Frontier filed a second amendment to provide for a limitation of the personal liability of directors for breaches of fiduciary duty as a director, as permitted by Arizona law, and to provide for indemnification of directors and officers to the fullest extent permitted by applicable law. On October 24, 1991, Frontier filed a third amendment that added an exemption from the Arizona Takeover Act. On April 26, 1999, Frontier filed a certificate establishing and designating the class and fixing and determining their respective preferences, privileges, voting powers, restrictions and qualifications of 6,000,000 shares of Series A Convertible Voting Preferred Stock.

On January 1, 1996, significant revisions to Arizona law governing corporations went into effect (the "Business Corporation Act"). The Business Corporation Act automatically applied to Frontier without any further action by Frontier. However, certain provisions of the Articles are inconsistent with certain provisions of the Business Corporation Act. As a result, the Board of Directors determined that it is in the best interests of Frontier to amend and restate the Articles to the extent necessary to make them more consistent with the Business Corporation Act. In addition, because the Articles currently consist of Frontier's original Articles of Incorporation and subsequent amendments as described above, the Board of Directors deemed it advisable to amend and restate the Articles in their entirety to provide one integrated document, which is easier to read and which will avoid confusion. While the effectiveness of each of the following proposals is not conditional on the approval of the other proposals found in this Proxy Statement, they work together to conform Frontier's Articles of Incorporation to the revised Business Corporation Act.

--------------------------------------------------------------------------------
                                  PROPOSAL TWO

               PROPOSAL TO CONFORM CURRENT LIMITATION OF LIABILITY
                    PROVISIONS WITH BUSINESS CORPORATION ACT
--------------------------------------------------------------------------------

The Articles currently eliminate the personal liability of directors to Frontier or its shareholders for monetary damages incurred as the result of the breach of their fiduciary duty as a director except for: (i) any breach of the director's duty of loyalty to the Corporation or its members; (ii) acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law; and (iii) any transaction from which the director derived an improper personal benefit. The proposed Amended and Restated Articles eliminate the personal liability of any director of Frontier to Frontier or its shareholders for money damages for any action taken or failure to take any action as a director of Frontier, to the fullest extent allowed by law. Under the Business Corporation Act, Frontier may not indemnify a director for liability for any of the following: (a) the amount of a financial benefit received by the director to which the director is not entitled; (b) the intentional infliction of harm on Frontier or its shareholders; (c) certain unlawful distributions to shareholders; and (d) an intentional violation of criminal law. The effect of these provisions in the proposed Amended and Restated Articles is to eliminate the right of Frontier and its shareholders (through shareholders' derivative suits on behalf of Frontier) to recover money damages from a director for all actions or omissions as a director, including breaches resulting from negligent or grossly negligent behavior (except in the situations described in clauses (a) through (d) above). These provisions do not limit or eliminate the right of Frontier or any shareholder to seek nonmonetary relief such as an injunction or rescission to the extent of a breach of a director's duty of care. The provisions in the proposed Amended and Restated Articles described above are needed to eliminate potential inconsistencies between the Articles and the Business Corporation Act. In addition, the proposed revisions will provide broader limitation of liability to Frontier's directors. The Board of Directors believes that these revisions respecting the limitation of directors' liabilities are necessary to enable Frontier to attract and retain qualified persons to serve as directors of Frontier. The Board of Directors recommends a vote FOR the proposal to conform current limitation of liability provisions with the Business Corporation Act.

--------------------------------------------------------------------------------
                                 PROPOSAL THREE

           PROPOSAL TO CONFORM CURRENT INDEMNIFICATION PROVISIONS WITH
                            BUSINESS CORPORATION ACT
--------------------------------------------------------------------------------

The proposed Amended and Restated Articles include provisions that are intended to conform the current indemnification provisions of the Articles with the Business Corporation Act and that, in conjunction with the Business Corporation Act, will enable Frontier to provide broader indemnification to its directors, officers, employees and agents than the Articles currently permit. In particular, certain provisions permitted by the Business Corporation Act and included in the proposed Amended and Restated Articles will permit and, in certain instances, require Frontier to pay for or reimburse expenses to its directors, officers, employees and agents in advance of a final disposition of legal proceedings to which such persons may be parties as a result of their serving as directors, officers, employees or agents of Frontier. The Articles currently do not permit Frontier to make such advances. The Board of Directors believes that the ability to advance expenses to such persons will better enable them to successfully defend legal proceedings to which they become parties as the result of having served on behalf of Frontier. The Board of Directors believes that the broader indemnification provisions permitted by the Business Corporation Act and included in the proposed Amended and Restated Articles are necessary to enable Frontier to attract and retain qualified persons to serve as directors, officers, employees and agents. The Board of Directors recommends a vote FOR the proposal to conform current indemnification provisions with the Business Corporation Act.

REQUIRED INDEMNIFICATION

The proposed Amended and Restated Articles and the Business Corporation Act will require Frontier to indemnify all directors and officers of Frontier who are not directors against "liability" as defined below. The proposed Amended and Restated Articles and the Business Corporation Act also will require Frontier to indemnify against reasonable "expenses," as defined below, any director or officer who is the prevailing party in a defense of any proceeding to which the director or officer is a party because such person is or was a director or officer of Frontier. In addition, the Business Corporation Act requires Frontier to pay expenses to "Outside Directors," as defined below, in advance of a final disposition of the proceeding if: (i) the Director furnishes to Frontier a written affirmation ("Affirmation") of his or her good faith belief that: (a) his or her conduct was in good faith, (b) he or she reasonably believes that the conduct was in the best interests of Frontier, or at least not opposed to Frontier's best interests, and (c) in the case of any criminal proceeding, he or she had no reasonable cause to believe the conduct was unlawful (the "Standard of Conduct"); and (ii) the director provided Frontier with a written undertaking (the "Undertaking") to repay the advance if it ultimately is determined that the director did not meet the Standard of Conduct. However, the Business Corporation Act prohibits Frontier from advancing expenses to an Outside Director if a court determines, before payment, that the director failed to meet the Standard of Conduct, and the court does not otherwise authorize indemnification.

The proposed Amended and Restated Articles and the Business Corporation Act also will require Frontier to indemnify a director who is not an Outside Director against liability, but only if Frontier is advised in the specific case after a determination has been made by either (i) a majority of the members of the Board of Directors who are not at the time parties to the proceeding, (ii) special legal counsel, or (iii) the shareholders of Frontier (excluding shares owned by or voted under the control of directors who are at the time parties to the proceeding) that the director has met the Standard of Conduct (a "Determination"). In addition, the Business Corporation Act prohibits Frontier from indemnifying a director who is not an Outside Director in connection with a proceeding by or in the rights of Frontier in which the director is adjudged liable to Frontier or in connection with a proceeding in which the director was adjudged liable on the basis that the director improperly received a personal benefit. As permitted by the Business Corporation Act, the proposed Amended and Restated Articles also will require Frontier to pay for or reimburse the reasonable expenses of a director who is not an Outside Director in advance of the final disposition of a proceeding if a director furnishes Frontier with an Affirmation, an Undertaking, and a Determination is made that the facts then known to the persons making the Determination would not preclude indemnification under the Business Corporation Act.

OPTIONAL INDEMNIFICATION

The proposed Amended and Restated Articles and the Business Corporation Act will permit Frontier, in its sole discretion, to indemnify against liability and advance expenses to, employees or agents who are not an officer or director to the same extent as an officer or director. However, the Business Corporation Act prohibits Frontier from indemnifying such persons against liability unless a Determination is made that indemnification is permissible because the person has met the Standard of Conduct. The Business Corporation Act permits Frontier to pay for or reimburse expenses to an employee or agent who is not a director in advance of a formal disposition of the proceeding, but only if the person furnishes to Frontier an Affirmation and an Undertaking and a Determination is made that the facts then known to the persons making the Determination would not otherwise preclude indemnification.

COURT-ORDERED INDEMNIFICATION

The proposed Articles and the Business Corporation Act will permit a director or officer of Frontier to apply to a court for indemnification, in which case the court may, subject to certain conditions, order Frontier to indemnify such person for all or part of the person's liability and expenses.

DEFINITIONS

The Business Corporation Act defines "Outside Director" to mean a director who, when serving as a director, was not an officer, employee or holder of more than five percent (5%) of the outstanding shares of any class of stock of Frontier. "Liability" under the Business Corporation Act means the obligation to pay a judgment, settlement, penalty or fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding, and includes obligations and expenses that have not yet been paid by the indemnified person but that have been or may be incurred. The Business Corporation Act defines "expenses" as attorneys' fees and all other costs and expenses reasonably related to a proceeding.

--------------------------------------------------------------------------------
                                  PROPOSAL FOUR

        PROPOSAL TO CONFORM CURRENT CONFLICT OF INTEREST PROVISIONS WITH
                            BUSINESS CORPORATION ACT
--------------------------------------------------------------------------------

The proposed Amended and Restated Articles include substantive amendments that delete provisions regarding directors' conflicts of interest because the Business Corporation Act's provisions regarding this item are inconsistent with the Articles. The Board of Directors recommends a vote FOR the proposal to conform current conflict of interest provisions with the Business Corporation Act.

--------------------------------------------------------------------------------
                                  PROPOSAL FIVE

                  PROPOSAL TO UPDATE DESCRIPTION OF PURPOSE AND
                        CHARACTER OF BUSINESS OF FRONTIER
--------------------------------------------------------------------------------

The proposed Amended and Restated Articles include substantive amendments that update the description of the purpose for which Frontier is organized and the character of business that Frontier conducts. The Board of Directors recommends a vote FOR the proposal to update the description of purpose and character of business of Frontier.

--------------------------------------------------------------------------------
                                  PROPOSAL SIX

            PROPOSAL TO UPDATE THE PROVISIONS OF FRONTIER'S ARTICLES
                        REGARDING SERIAL PREFERRED STOCK
--------------------------------------------------------------------------------

The proposed Amended and Restated Articles include substantive amendments that update the provisions in Article 4 regarding serial preferred stock. The Board of Directors recommends a vote FOR the proposal to update the provisions of Frontier's Articles regarding serial preferred stock.

The Amended and Restated Articles do not include the rights and preferences of the Series A Convertible Voting Preferred Stock of Frontier. The Series A Convertible Voting Preferred Stock was established and designated by Frontier's Board on April 26, 1999, by filing a Certificate with the Arizona Corporation Commission, establishing and designating the class and fixing and determining the relative preferences, rights, voting powers, restrictions and qualifications of the Series A Convertible Voting Preferred Stock. There are no shares presently outstanding, nor does Frontier anticipate issuing any Series A Convertible Voting Preferred Stock. All formerly issued and outstanding shares of Series A Convertible Voting Preferred Stock have been converted into Common Stock of Frontier. Pursuant to the rights and preferences of the Series A Convertible Voting Preferred Stock, all shares that were issued and reacquired in any manner by Frontier were restored to the status of authorized, but unissued preferred stock, without designation as to series. Furthermore, the rights and preferences of the Series A Convertible Voting Preferred Stock allow Frontier to retire any unissued shares of Series A Convertible Voting Preferred Stock and require that such shares shall then be restored to the status of authorized but unissued preferred stock, without designation as to series. The Board of Directors of Frontier has adopted a resolution retiring all unissued Series A Convertible Voting Preferred Stock. Accordingly, such unissued shares, as well as all converted shares of Series A Convertible Voting Preferred Stock, have been restored to the status of authorized but unissued preferred stock, without designation as to series, and the establishment and designation of the class and fixing and determining of the relative preferences, privileges, voting powers, restrictions and qualifications of any Series A Convertible Voting Preferred Stock, which was part of the Articles, has been removed from the Amended and Restated Articles.

The Business Corporation Act provides that Frontier may acquire its own shares or issue rights, options, or warrants to purchase shares of Frontier. Accordingly, provisions in the current Articles that authorize Frontier to take such actions have been deleted from the proposed Amended and Restated Articles. The Business Corporation Act provides that companies may issue bonds, debentures or debt securities. Accordingly, provisions in the current Articles that authorize Frontier to issue such securities have been deleted from the proposed Amended and Restated Articles.

The Business Corporation Act prohibits Frontier from issuing shares of one class or series of its capital stock as a dividend in respect of another class or series of its capital stock unless either (i) the articles of incorporation authorize such a dividend; (ii) a majority of the votes entitled to be cast by the class or series to be issued as a dividend approves the issuance; or (iii) no shares of the class or series to be issued are outstanding. The proposed Amended and Restated Articles authorize Frontier to pay to holders of one class or series of Frontier's capital stock dividends payable in shares of another class or series of Frontier's capital stock, without approval or ratification by Frontier's shareholders.

--------------------------------------------------------------------------------
                                 PROPOSAL SEVEN

                PROPOSAL TO MAINTAIN CERTAIN CORPORATE RECORDS AT
                       KNOWN PLACE OF BUSINESS OF FRONTIER
--------------------------------------------------------------------------------

The Business Corporation Act requires Frontier or its agent to maintain certain corporate records. The proposed Amended and Restated Articles provide that, unless the Bylaws of Frontier provide otherwise and Frontier's statutory agent expressly consents thereto in writing, all records required pursuant to the Business Corporation Act to be kept by Frontier or its agents shall be kept by Frontier at the known place of business of Frontier. The Board of Directors believes that this provision of the Amended and Restated Articles is necessary to eliminate potential administrative burdens that might deter qualified persons from serving as Frontier's statutory agent. The Board of Directors recommends a vote FOR the proposal to maintain corporate records at the known place of business of Frontier.

--------------------------------------------------------------------------------
                                 PROPOSAL EIGHT

       PROPOSAL TO AMEND AND RESTATE FRONTIER'S ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

On May 2, 2000, the Board of Directors unanimously approved a proposal to amend and restate Frontier's Articles of Incorporation as amended (the "Articles"), to conform the Articles to certain changes enacted under Arizona law and to reflect other technical revisions. The Board of Directors recommends a vote FOR the proposal to amend and restate the Articles. The full text of the proposed Amended and Restated Articles is included as Annex A to this Proxy Statement. If approved by Frontier's shareholders, the proposed Amended and Restated Articles will become effective upon filing of the Amended and Restated Articles with the Arizona Corporation Commission, which will occur as soon as practicable following the Annual Meeting.

The approval of the proposed Amended and Restated Articles will also result in the amendment and restatement of the Articles in their entirety to reflect the foregoing substantive changes as well as several nonsubstantive ministerial changes as contained in Annex A. These changes include the elimination of the names and addresses of the original incorporators of Frontier, reflection of the fact that the Articles of Incorporation have been restated, restatement and renumbering of certain articles, and reflection of the names of the persons currently serving as directors, as required by the Business Corporation Act.

--------------------------------------------------------------------------------
                                  PROPOSAL NINE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Directors has appointed McGladrey & Pullen, LLP, independent public accountants, as the auditors of Frontier for the fiscal year ending June 30, 2001, to serve as such at the pleasure of the Board of Directors. The Board requests that shareholders vote to ratify this appointment at the Annual Meeting.

Audit services for the fiscal year ended June 30, 2000 were provided by McGladrey & Pullen, LLP, and consisted of the examination of consolidated financial statements of Frontier and its subsidiaries, reviews of information in certain filings with the Securities and Exchange Commission and periodic consultation regarding accounting and financial matters. Frontier is informed that neither McGladrey & Pullen, LLP, nor any of its partners or associates has any relationship with Frontier, other than as independent auditors.

Certain  financial  statements  of  Frontier  appear in  Frontier's  2000 Annual
Report. A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and will be available to make a statement and to respond to questions concerning the financial statements.

        REQUIRED VOTE, EFFECT OF SHAREHOLDER APPROVAL AND RELATED MATTERS

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, provided that the total number of shares present in person or represented by proxy at the Annual Meeting represents over 50% of the shares of Common Stock issued and outstanding, is required to vote to approve each of the amendments to the Articles of Incorporation, approve the Amended and Restated Articles, and ratify the appointment of McGladrey & Pullen, LLP. The nine persons who receive the highest number of votes under cumulative voting, will be elected as directors. UFAC owns 58.7% of the issued and outstanding shares of Common Stock of Frontier, which represents sufficient votes to approve each of the Proposals, however, because of cumulative voting for directors, it may not have sufficient votes to fill all of the Board positions.

                                  OTHER MATTERS

Management of Frontier knows of no other matters that will come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with his best judgment on such matter.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

Shareholder proposals that are intended to be presented by such shareholders at Frontier's annual meeting of shareholders to be held during calendar 2001 must be received by us no later than July 28, 2001, in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals which the proponent does not seek to have included in the proxy statement for the annual meeting to be held during calendar 2001, except in circumstances where (a) we receive notice of the proposed matter no later than October 15, 2001 and (b) the proponent complies with the other requirements set forth in Rule 14a-4.

                                        By Order of the Board of Directors,

                                        Peter I. Cavallaro
                                        Secretary
Phoenix, Arizona
November 22, 2000

                                     ANNEX A

                           AMENDED AND FIRST RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       FRONTIER ADJUSTERS OF AMERICA, INC.



     These Amended and Restated Articles of Incorporation correctly set forth, without change, the Amended and Restated Articles adopted by the Board of Directors and Shareholders as of ____________, 2000, and ____________, 2000,
respectively, and supersede the original Articles of Incorporation and all amendments to the original Articles of Incorporation.

     ARTICLE 1. The name of the corporation is FRONTIER ADJUSTERS OF AMERICA, INC., (the "Corporation").

     ARTICLE 2. The purpose for which the Corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Arizona Business Corporation Law, as it may be amended from time to time (the "Business Corporation Act").

     ARTICLE 3. The present character of business that the Corporation conducts in the State of Arizona is insurance adjusting, risk management, and other businesses through wholly-owned subsidiaries, and all manner of activity related thereto.

     ARTICLE 4. The authorized capital stock of the corporation shall be divided into 100,000,000 shares of preferred stock with a par value to be determined by the Board of Directors prior to the issuance of the stock, and 100,000,000 shares of common stock, par value $0.01 per share. Stock shall be issued when paid for in cash, past services, real property or personal property, and shall, when issued, be fully paid for and forever non-assessable. The judgment of the Board of Directors as to the value of any property or service rendered in exchange for stock shall be conclusive in the absence of actual fraud in the transaction.

     Each issued and outstanding share of common stock will entitle the holder thereof to one (1) vote on any matter submitted to a vote of or for consent of shareholders.

     The Board of Directors is authorized to provide from time to time for the issuance of shares of serial preferred stock in series and to fix from time to time before issuance the designation, preferences, privileges and voting powers of the shares of each series of serial preferred stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

     i. The serial designation and authorized number of shares;

     ii. The dividend rate, the date or dates on which such dividends will be payable, and the extent to which such dividends may be cumulative;

     iii. The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the Corporation;

     iv. The price or prices at which shares may be redeemed and any terms, conditions and limitations upon such redemption;

     v. Any sinking fund provisions for redemption or purchase of shares of such series; and

     vi. The terms and conditions, if any, on which shares may be converted into shares of other capital stock, or of other series of serial preferred stock of the Corporation.

     Each series of serial preferred stock, in preference to the common stock, may be entitled to dividends, from funds or other assets legally available therefor, at such rates, payable at such times and cumulative to such extent as may be fixed by the Board of Directors pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of the serial preferred stock, in preference to the common stock, may be entitled to receive such amount or amounts as may be fixed by the Board of Directors pursuant to the authority herein conferred upon it. Each issued and outstanding share of serial preferred stock will entitle the holder thereof only to those votes, if any, which may expressly be fixed as hereinafter provided for the respective series thereof and to voting rights on certain matters, and in certain circumstances, as set forth in this Article.

     Preference stock of any series redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall be cancelled by the Corporation and returned to the status of authorized but unissued preference stock unless otherwise provided herein or in resolutions of the board of directors duly filed with the Arizona Corporation Commission authorizing the issuance of the series.

     All shares of any series of serial preferred stock, as between themselves, shall rank equally and be identical; and all series of serial preferred stock, as between themselves shall rank equally and be identical except as set forth in resolutions of the board of directors duly filed with the Arizona Corporation Commission authorizing the issuance of the series.

     ARTICLE 5. The name and street address of the statutory agent of the Corporation are Corporation Service Company, 3636 North Central Avenue, Phoenix, Arizona 85012.

     ARTICLE 6. The board of directors consists of 9 members. The number of directors may be increased or decreased from time to time as set forth in the bylaws of the Corporation. The names and addresses of each of the persons who currently serve as the members of the board of directors are:

          Name                                        Address
          ----                                        -------

_____________________________      45 East Monterey Way, Phoenix, Arizona 85012
_____________________________      45 East Monterey Way, Phoenix, Arizona 85012
_____________________________      45 East Monterey Way, Phoenix, Arizona 85012
_____________________________      45 East Monterey Way, Phoenix, Arizona 85012
_____________________________      45 East Monterey Way, Phoenix, Arizona 85012
_____________________________      45 East Monterey Way, Phoenix, Arizona 85012
_____________________________      45 East Monterey Way, Phoenix, Arizona 85012
_____________________________      45 East Monterey Way, Phoenix, Arizona 85012
_____________________________      45 East Monterey Way, Phoenix, Arizona 85012

     ARTICLE 7. The personal liability of any director of the Corporation to the Corporation or its shareholders for money damages for any action or failure to take any action as a director is hereby eliminated to the fullest extent allowed by law.

     ARTICLE 8. The Corporation shall indemnify, and advance expenses to, to the fullest extent allowed by law, any person who incurs liability or expense by reason of such person acting as a director or officer of the Corporation. This indemnification with respect to directors and officers shall be mandatory, subject to the requirements of the Business Corporation Act, in all circumstances in which indemnification is permitted by the Business Corporation Act. In addition, the Corporation may, in its sole discretion, indemnify, and advance expenses to, to the fullest extent allowed by law, any person who incurs liability or expense by reason of such person acting as an employee or agent of the Corporation, except where indemnification is mandatory pursuant to the Business Corporation Act, in which case the Corporation shall indemnify to the fullest extent required by the Business Corporation Act.

     ARTICLE 9. Pursuant to Arizona Revised Statutes Sections 10-2721(A)(2) and 10-2743(A)(2) and pursuant to the approval of the shareholders of this Corporation, this Corporation shall be exempt from the provisions of A.R.S.
Section 10-2721 through 10-2743, concerning control share acquisitions (as defined in A.R.S. Section 10-2701(9) and business combinations (as defined in A.R.S. Section 10-2701(6)). This Article 9 shall not apply to any control share acquisition made on or before the effective date of the Articles of Amendment to this Corporation's Articles of Incorporation to incorporate this Article 9 herein, or to any business combination with an interested shareholder (as defined in A.R.S. Section 10-2701(10)) whose share acquisition date (as defined in A.R.S. Section 10-2701(14)) was on or before the effective date of the Articles of Amendment to this Corporation's Articles of Incorporation to incorporate this Article 9 herein.

     ARTICLE 10. Unless the bylaws of the Corporation provide otherwise and the statutory agent expressly consents thereto in writing, all records required pursuant to the Business Corporation Act to be kept by the Corporation or its agent shall be kept by the Corporation at the known place of business of the Corporation.

     ARTICLE 11. The Corporation shall have the right to pay dividends payable in shares of one class of stock to holders of shares of another class or series of stock of the Corporation, and no shareholder approval or ratification of any such dividend shall be required.

     ARTICLE 12. The street address of the known place of business for the Corporation is 45 East Monterey Way, Phoenix, Arizona 85012.

                                     ANNEX B


                       FRONTIER ADJUSTERS OF AMERICA, INC.
                             AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the internal and external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations and risks.

ORGANIZATION

SIZE OF COMMITTEE

The committee will be comprised of a minimum of three independent directors, each of whom is financially literate or becomes financially literate within a reasonable period of time after his or her appointment to the audit committee. At least one member of the audit committee will have accounting or related financial management expertise.

MEMBER QUALIFICATIONS

Committee members will possess the following qualifications:

     *    Integrity
     *    Recognition of audit committee's significant role
     *    Dedication of time and energy
     *    Understanding of the business
     * Knowledge of the company's risks and controls and the ability to offer insights
     *    Inquisitiveness and independent judgement
     * Ability to offer new and different perspectives and constructive suggestions

FREQUENCY OF MEETINGS

The committee will meet regularly and carefully plan its timetable, agenda and participants. Meeting dates will correspond with dates of board of directors' meetings.

A written agenda will be prepared and distributed to the committee members in advance. The committee will refer to its charter regularly to ensure that meeting agendas are designed to meet the committee's objectives.

In addition to general meetings, the committee will meet privately with management and with the internal auditors and external auditors at least once during the year.

The board of directors will select a committee chairperson. This person will possess strong leadership skills, objectivity and the ability to promote effective working relationships (among committee members and with others such as management and internal and external auditors).

INTERNAL AUDIT FUNCTION

Due to the size of the company's operation, the internal audit function is an integral role in the company's finance/control organization. As such, the company's Controller acts in the capacity of Director of Internal Audit.

Frontier Adjusters Of America, Inc.                  Audit Committee Charter - 1

ROLES AND RESPONSIBILITIES

INTERNAL CONTROL

* Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;
* Focus on the extent to which internal and external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;
* Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management; and
* Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

FINANCIAL REPORTING

GENERAL

* Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and
* Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks.

ANNUAL FINANCIAL STATEMENTS

* Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles;
* Pay particular attention to complex and/or unusual transactions such as restructuring changes and derivative disclosures;
* Focus on judgmental areas such as those involving valuation of assets and liabilities;
* Meet with management and the external auditors to review the financial statements and the results of the audit;
* Consider management's handling of proposed audit adjustments identified by the external auditors;
* Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations; and
* Ensure that the external auditors communicate certain required matters to the committee.

Frontier Adjusters Of America, Inc.                  Audit Committee Charter - 2

INTERIM FINANCIAL STATEMENTS

* Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit/control involvement, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;
* Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review. (This may be done by the committee chairperson or the entire committee);
* To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors on whether:
     * Actual financial results for the quarter or interim period varied significantly from budgeted or projected results;
     * Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices;
     *    Generally  accepted  accounting   principles  have  been  consistently
          applied;
     * There are any actual or proposed changes in accounting or financial reporting practices;
     *    There are any significant or unusual events or transactions;
     *    The  company's   financial  and  operating  controls  are  functioning
          effectively;
     * The company has complied with the terms of loan agreements or security indentures; and
     * The interim financial statements contain adequate and appropriate disclosures.
* Ensure that the external auditors communicate certain required matters to the committee.

COMPLIANCE WITH LAWS AND REGULATIONS

* Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;
* Periodically obtain updates from management, general counsel and outside tax accountants regarding compliance;
* Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and
* Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

COMPLIANCE WITH CODE OF CONDUCT

* Ensure that a code of conduct is formalized in writing and that all employees are aware of it;
* Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices;
*    Review the program for monitoring compliance with the code of conduct; and
* Periodically obtain updates from management and general counsel regarding compliance.

Frontier Adjusters Of America, Inc.                  Audit Committee Charter - 3

INTERNAL AUDIT

* Review the activities and organizational structure of the internal audit/control function;
* Review the qualifications of the internal audit/control function and concur in the appointment, replacement, reassignment, or dismissal of the director of internal audit/controller; and
*    Review the effectiveness of the internal audit/control function.

EXTERNAL AUDIT

*    Review the external auditors' proposed audit scope and approach;
* Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors; and
* Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors' assertion of their independence in accordance with professional standards.

OTHER RESPONSIBILITIES

* Meet with the external auditors, director of internal audit/controller, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately;
* Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis;
* Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements;
* Review the policies and procedures in effect for considering officers' expenses and perquisites;
* If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;
*    Perform other oversight  functions as requested by the full board;  and
*    Review and update the charter; receive approval of changes from the board.

REPORTING RESPONSIBILITIES

* Regularly update the board of directors about committee activities and make appropriate recommendations.

Adapted: May 31, 2000

Frontier Adjusters Of America, Inc.                  Audit Committee Charter - 4

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints John M. Davies,  Jeffrey R. Harcourt and Jeffrey
C. Jordan as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or any of them, or such substitute, to represent and to vote, as designated below, all of the shares of Common Stock of Frontier Adjusters of America, Inc. ("Frontier") held of record by the undersigned as of the close of business on October 20, 2000, at the annual meeting of shareholders to be held on December 14, 2000, at 10:00 A.M. (Phoenix, Arizona time), and at any adjournment thereof.

1. ELECTION OF DIRECTORS.  [ ] FOR all nominees listed below    [ ] WITHHOLD AUTHORITY
                               (except as indicated)                to vote for each nominee
                                                                    listed below

     If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

         Charles E. Becker        Eric J. Carlstrom        Peter I. Cavallaro
         John M. Davies           Mark A. Freeman          Jeffrey R. Harcourt
         Jeffrey C. Jordan        Anthony J. Puglisi       Kenneth A. Sexton

     If no direction is given, all votes for directors will be allocated evenly among the nominees voted "for."

2. TO APPROVE CHANGE TO THE ARTICLES OF INCORPORATION REGARDING THE LIMITATIONS OF LIABILITY. To approve the proposed changes to the Articles of Incorporation regarding the limitations of liability as described in the Proxy Statement dated November 22, 2000.

     [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

3. TO APPROVE CHANGE TO THE ARTICLES OF INCORPORATION REGARDING THE INDEMNIFICATION PROVISIONS. To approve the proposed changes to Articles of Incorporation regarding the indemnification provisions as described in the Proxy Statement dated November 22, 2000.

     [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

4. TO APPROVE CHANGE TO THE ARTICLES OF INCORPORATION REGARDING THE CONFLICT OF INTEREST PROVISIONS. To approve the proposed changes to the Articles of Incorporation regarding the conflict of interest provisions as described in the Proxy Statement dated November 22, 2000.

     [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

5. TO APPROVE CHANGE TO THE ARTICLES OF INCORPORATION TO UPDATE THE DESCRIPTION OF THE PURPOSE AND THE CHARACTER OF THE BUSINESS OF FRONTIER. To approve the proposed changes to Articles of Incorporation to update the description of the purpose and the character of the business of Frontier as described in the Proxy Statement dated November 22, 2000.

     [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

6.   TO APPROVE  CHANGE TO THE ARTICLES OF  INCORPORATION  REGARDING  THE SERIAL
     PREFERRED STOCK. To approve the proposed changes to Articles of Incorporation regarding the Serial Preferred Stock as described in the Proxy Statement dated November 22, 2000.

     [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

7. TO APPROVE CHANGE TO THE ARTICLES OF INCORPORATION REGARDING THE MAINTENANCE OF CERTAIN CORPORATE RECORDS AT THE KNOWN PLACE OF BUSINESS OF FRONTIER. To approve the proposed changes to Articles of Incorporation regarding the maintenance of certain corporate records at the known place of business of Frontier as described in the Proxy Statement dated November 22, 2000.

     [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

8. TO APPROVE CHANGE TO THE AMENDED AND FIRST RESTATED ARTICLES OF INCORPORATION. To approve the proposed changes to Amended and First Restated Articles of Incorporation as described in the Proxy Statement dated November 22, 2000.

     [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

9. TO RATIFY THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS AUDITORS. To ratify the appointment of McGladrey & Pullen, LLP as the auditors of Frontier for the fiscal year ended June 30, 2001.

     [ ] FOR                   [ ] AGAINST               [ ] ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all of the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, FOR Proposal 6, FOR Proposal 7, FOR Proposal 8, and FOR Proposal 9.

Receipt of Notice of Annual Meeting of Shareholders and related Proxy Statement dated November 22, 2000, is hereby acknowledged.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated:
                              --------------------------------------------------

                        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE


                        Signature:
                                  ----------------------------------------------


                        Signature if held jointly:
                                                  ------------------------------